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     As filed with the Securities and Exchange Commission on August 8, 2001

                                            Registration statement no. 333-65840
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                               AMENDMENT NO. 1 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            -------------------------

                           PENWEST PHARMACEUTICALS CO.
             (Exact name of registrant as specified in its charter)

            WASHINGTON                                           91-1513032
   (State or other jurisdiction                               (I.R.S. Employer
Of incorporation or organization)                            Identification No.)

                                  2981 ROUTE 22
                            PATTERSON, NY 12563-9970
                                 (845) 878-3414
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                            -------------------------

                                 TOD R. HAMACHEK
                CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
                           PENWEST PHARMACEUTICALS CO.
                                  2981 ROUTE 22
                            PATTERSON, NY 12563-9970
                                 (845) 878-3414
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                    COPY TO:

                             STUART M. FALBER, ESQ.
                                HALE AND DORR LLP
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109
                                 (617) 526-6000

                            -------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable after this Registration Statement becomes effective.
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]_____________
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

-------------------------
     If delivery of the Prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                           -------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), SHALL DETERMINE.


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                                EXPLANATORY NOTE

     This Amendment No. 1 to Registration Statement on Form S-3 (File No. 333-65840) of Penwest Pharmaceuticals Co. is filed solely for the purpose of filing with the Commission copies of the exhibits listed in Item 16 of Part II hereto and to make corresponding changes to Item 16.





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                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16.  LIST OF EXHIBITS.

 4.1      Amended and Restated Articles of Incorporation, as amended.
 4.2      Amended and Restated By-Laws.
 4.3      Specimen stock certificate for shares of common stock of the Company.
 4.4(1) Form of Rights Agreement dated as of July 27, 1998 between the Company and the Rights Agent.
 5(2)     Opinion of Perkins Coie LLP.
23.1(2)   Consent of Perkins Coie LLP, included in Exhibit 5 filed herewith.
23.2(2)   Consent of Ernst & Young LLP.
24(2)     Power of Attorney.

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(1) Incorporated by reference to Exhibits to the Company's Annual Report on
    Form 10-K (File No. 000-23467) filed with the Commission on April 2, 2001.
(2) Previously filed.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Penwest Pharmaceuticals Co. certifies that it has duly caused this Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Patterson, State of New York, on this 8th day of August, 2001.

                                      PENWEST PHARMACEUTICALS CO.


                                      By:  /s/ Jennifer L. Good
                                           -------------------------------------
                                           Jennifer L. Good
                                           Senior Vice President, Finance,
                                           Chief Financial Officer and
                                           Secretary




DIRECTORS
                                      By:  /s/ Jennifer L. Good
Paul E. Freiman*                           -------------------------------------
Jere E. Goyan, Ph.D.*                      Jennifer L. Good,
Tod R. Hamachek*                           Attorney-in-Fact*
Rolf H. Henel*                             Power of Attorney Dated July 25, 2001
Robert J. Hennessey*
Anne M. VanLent*                      Date:  August 8, 2001





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                                  EXHIBIT INDEX

EXHIBIT NO.   EXHIBIT
----------    -------

    4.1      Amended and Restated Articles of Incorporation, as amended.
    4.2      Amended and Restated By-Laws.
    4.3      Specimen stock certificate for shares of common stock of the
             Company.
    4.4(1)   Form of Rights Agreement dated as of July 27, 1998 between the
             Company and the Rights Agent.
    5(2)     Opinion of Perkins Coie LLP.
   23.1(2)   Consent of Perkins Coie LLP, included in Exhibit 5 filed herewith.
   23.2(2)   Consent of Ernst & Young LLP.
   24(2)     Power of Attorney.

------------

(1) Incorporated by reference to Exhibits to the Company's Annual Report on Form 10-K (File No. 000-23467) filed with the Commission on April 2, 2001.
(2) Previously filed.


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